UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of stockholders of Constant Contact, Inc. (the “Company”) held on May 20, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended 2011 Plan”), which was adopted by the Board of Directors of the Company on April 11, 2014 subject to stockholder approval. The Amended 2011 Plan increases the number of shares of common stock authorized for issuance by 2,100,000 shares such that there will be 3,167,381 shares available for grant under the Amended 2011 Plan, less awards granted after April 1, 2014 (and counted at the new fungible ratio described below), plus any shares added to the Amended 2011 Plan from forfeiture, expiration or settlement of shares under prior grants, as described below. In addition, the Amended 2011 Plan:

•	adjusts the manner in which shares are counted as used under or returned to the Amended 2011 Plan;

•	emphasizes that any accrued dividends or dividend equivalents with respect to performance-based restricted stock or restricted stock units will not be paid unless and until the applicable award is no longer subject to any restrictions on transfer or forfeitability;

•	amends the type and amount of awards made, as well as the timing of future grants to non-employee directors;

•	for future grants, removes certain minimum vesting requirements for restricted stock and restricted stock units;

•	doubles the per person annual limit on awards for new employees; and

•	extends the duration of the Amended 2011 Plan to the tenth anniversary of approval of the amendment, or May 20, 2024.

The amendments referred to above are described in greater detail in Proposal 2 in the Company’s Proxy Statement for the 2014 Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 8, 2014, which description is incorporated herein by reference. The description of the Amended 2011 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended 2011 Plan filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting, there were 27,686,646 shares of the Company’s common stock represented in person or by proxy, constituting 88.26% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the 2014 Annual Meeting, and the Company’s stockholders voted upon the following proposals:

1. The following nominees were elected to the Company’s board of directors as Class I directors for terms expiring at the 2017 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Thomas Anderson	20,294,559	4,320,198	3,071,889
Jay Herratti	24,334,698	280,059	3,071,889

Following the annual meeting, John Campbell and Daniel T. H. Nye, having terms expiring in 2015, and Robert P. Badavas, Gail F. Goodman and William S. Kaiser, having terms expiring in 2016, continue as directors of the Company. Sharon T. Rowlands was not nominated for reelection at the 2014 Annual Meeting, when her term as a Class I director expired.

2. The amendment and restatement of the 2011 Stock Incentive Plan was approved.

For:	17,571,747
Against:	6,987,831
Abstain:	55,179
Broker Non-Votes:	3,071,889

3. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014 was ratified.

For:	27,285,546
Against:	345,053
Abstain:	56,047

4. A non-binding, advisory vote on the compensation of the Company’s named executive officers was approved.

For:	24,071,219
Against:	364,436
Abstain:	179,102
Broker Non-Votes:	3,071,889

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Amended and Restated 2011 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: May 22, 2014	By:	/s/ Robert P. Nault
Robert P. Nault

Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2011 Stock Incentive Plan